UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2006
MFC Development Corp.
(Exact name of registrant as specified in its charter)
Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
271 North Ave. - Suite 520 - New Rochelle, NY 10801
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (914) 636 - 3432

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding MFC Development Corp.'s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render MFC Development Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause MFC Development Corp.'s actual results to differ from management's current expectations are contained in MFC Development Corp.'s filings with the Securities and Exchange Commission. MFC Development Corp. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement.
On August 2, 2006, the Company closed a financing transaction in which it sold 10% secured convertible notes (the "Notes") to Gottbetter Capital Partners, LLC ("Gottbetter") to raise $5,775,400 pursuant to a Securities Purchase Agreement dated thereof (the "Securities Purchase Agreement"). The Company received $2,887,700 upon closing, will receive another $2,887,700 on the date the registration statement is filed pursuant to Investors Registration Rights Agreement dated thereof between the Company and Gottbetter (the "Registration Rights Agreement"), provided that the Company's Board of Directors shall have consented, subject to shareholder approval, to increase it's authorized shares of Common Stock to at least one hundred million (100,000,000). The initial Note matures on July 31, 2009. The Notes require monthly interest-only payments for the first eight months and equal monthly payments of principal and interest thereafter through the balance of the 36 month term of the Notes.   The Notes are convertible from time to time at the option of Gottbetter into the common stock of the Company at the price per share equal to eighty percent (80%) of the average of the two lowest volume weighted average prices of the Company's common stock, as quoted by Bloomberg, LP, for the twenty-five (25) trading days immediately preceding the conversion date but in no event lower than a floor price of $0.69 (the "Conversion Price").  Gottbetter may not convert the Notes or exercise the Warrant (as defined below) if such conversion or exercise would result in Gottbetter, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1933 and the rules promulgated thereunder) in excess of 4.99% of the then issued and outstanding shares of the Company's common stock. The Company has an option to redeem a portion or all of the outstanding principle convertible Notes with the redemption price being the greater of (i) one hundred and twenty-five percent (125%) of the face amount redeemed plus accrued interest and (ii) eighty percent (80%) of the (x) product of the remaining conversion amount divided by the Conversion Price (not less than a $1.00) in effect on the trading day before the Company's redemption notice is sent and (y) the closing sale price on the trading day before the Company redemption notice is sent.

The Company and its subsidiaries granted Gottbetter a security interest in certain of its assets pursuant to a Security Agreement dated July 31, 2006 between the Company and Gottbetter (the "Security Agreement"). The Company shall pay a commitment fee equal to 6.5% of the total purchase price of the Notes of which $187,700 was paid on August 2, 2006 upon the funding of $2,887,700 of the Notes. Gottbetter also received a five-year warrant to purchase 3,000,000 shares of common stock at an exercise price of $0.75 per share (the "Warrant").

The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The offering requires the Company to prepare and file with the Commission a registration statement for the purpose of registering under the Securities Act of 1933 all of the shares of the Company's common stock issuable upon exercise of the Warrants and the Notes pursuant to an the Registration Rights Agreement.

This announcement is not an offer to sell securities of MFC Development Corp. and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Notes, the Warrant, the Registration Rights Agreement, and the Security Agreement.

Item 3.02 Unregistered Sales of Equity Securities.
The information called for by this item is contained in Item 3.02, which is incorporated by reference.

Item 8.01 Other Events.
On August 7, 2006, the Company issued a press release announcing the closing of a financing transaction with Gottbetter Capital Finance, LLC. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

   The following exhibit is filed with this report:

Exhibits
EX-4.1	Registration Rights Agreement, dated as of July 31, 2006, between the Company and Gottbetter Capital Finance, LLC.
EX-10.1	Securities Purchase Agreement, dated as of July 31, 2006, between the Company and Gottbetter Capital Finance, LLC.
EX-10.2	Senior Secured Convertible Promissory Note, dated as of July 31, 2006, between the Company and Gottbetter Capital Finance, LLC.
EX-10.3	Security Agreement, dated as of July 31, 2006, between the Company and Gottbetter Capital Finance, LLC.
EX-10.4	Warrant, dated as of July 31, 2006, by the Company for the benefit Gottbetter Capital Finance, LLC.
EX-99.1	Press Release dated August 7, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2006	By:	/s/ Victor Brodsky
Victor Brodsky Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)